Heller Equipment Asset Receivables Trust 1999-2
- --------------------------------------------------------------------------------
Heller Financial, Inc.

Monthly Report - Collections and Distribution
14-Dec-01

Collection Period                                                       December 2, 2001            to            January 1, 2002
Determination Date                                                       January 9, 2002
Distribution Date                                                       January 14, 2002

Available Amounts
- -----------------
                Scheduled Payments plus Payaheads, net of Excluded Amounts                            5,820,282.47
                Prepayment Amounts                                                                    1,551,078.62
                Recoveries                                                                              313,795.48
                Investment Earnings on Collection Account and Reserve Fund                                5,489.04
                Late Charges                                                                              9,630.73
                Servicer Advances                                                                             0.00

                Total Available Amounts                                                               7,700,276.34
                -----------------------                                                               ------------

Payments on Distribution Date
- -----------------------------

     (A)**      Trustee Fees (only applicable pursuant to an Event of Default)                                0.00

      (A)       Unreimbursed Servicer Advances to the Servicer                                                0.00

      (B)       Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                          0.00

      (C)       Interest due to Class A-1 Notes                                                               0.00

      (D)       Interest due to Class A-2 Notes                                                               0.00

      (E)       Interest due to Class A-3 Notes                                                         330,985.16

      (F)       Interest due to Class A-4 Notes                                                         380,594.75

      (G)       Interest due to Class B Notes                                                            16,564.72

      (H)       Interest due to Class C Notes                                                            16,901.80

      (I)       Interest due to Class D Notes                                                            28,545.26

      (J)       Interest due to Class E Notes                                                            18,356.02

      (K)       Class A-1 Principal Payment Amount                                                            0.00

      (L)       Class A-2 Principal Payment Amount                                                            0.00

      (M)       Class A-3 Principal Payment Amount                                                    6,943,249.02

      (N)       Class A-4 Principal Payment Amount                                                            0.00

      (O)       Class B Principal Payment Amount                                                              0.00

      (P)       Class C Principal Payment Amount                                                              0.00

      (Q)       Class D Principal Payment Amount                                                              0.00

      (R)       Class E Principal Payment Amount                                                              0.00

      (S)       Additional Principal to Class A-1 Notes                                                       0.00

      (T)       Additional Principal to Class A-2 Notes                                                       0.00

      (U)       Additional Principal to Class A-3 Notes                                                       0.00

      (V)       Additional Principal to Class A-4 Notes                                                       0.00

      (W)       Additional Principal to Class B Notes                                                         0.00

      (X)       Additional Principal to Class C Notes                                                         0.00

      (Y)       Additional Principal to Class D Notes                                                         0.00

      (Z)       Additional Principal to Class E Notes                                                         0.00

     (AA)       Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                              0.00
     (AB)       Deposit to the Reserve Fund                                                             (34,920.39)
     (AC)       Excess to Certificateholder                                                                   0.00

                Total distributions to Noteholders and Certificateholders                             7,700,276.34
                ---------------------------------------------------------                             ------------

Heller Equipment Asset Receivables Trust 1999-2
- --------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules

Trustee Fees, in Event of Default only
- --------------------------------------
                Trustee fees due on Distribution Date                                                                     0.00


Unreimbursed Servicer Advances
- ------------------------------

                Unreimbursed Servicer Advances                                                                            0.00


Monthly Servicing Fee Schedule, if Servicing has been transferred
- -----------------------------------------------------------------

     (i)        Servicing Fee Percentage                                                                                  0.40%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                                129,945,328.30
     (iii)      Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                   0.00
     (iv)       Servicing Fee accrued but not paid in prior periods                                                       0.00

                Total Servicing Fee due and accrued ( (iii) + (iv) )                                                      0.00

                Servicing Fee carried forward                                                                             0.00

                Monthly Servicing Fee distributed                                                                         0.00


Class A-1 Interest Schedule
- ---------------------------

                Opening Class A-1 principal balance                                                                          -
                Class A-1 Interest Rate                                                                                6.12905%
                Number of days in Accrual Period                                                                            31
                Current Class A-1 interest due                                                                            0.00
                Class A-1 interest accrued but not paid in prior periods                                                  0.00
                Total Class A-1 interest due                                                                              0.00
                Class A-1 interest carried forward                                                                        0.00

                Class A-1 interest distribution                                                                           0.00

Class A-2 Interest Schedule
- ---------------------------

                Opening Class A-2 principal balance                                                                          -
                Class A-2 Interest Rate                                                                                6.50000%
                Current Class A-2 interest due                                                                            0.00
                Class A-2 interest accrued but not paid in prior periods                                                  0.00
                Total Class A-2 interest due                                                                              0.00
                Class A-2 interest carried forward                                                                        0.00

                Class A-2 interest distribution                                                                           0.00


Class A-3 Interest Schedule
- ---------------------------

                Opening Class A-3 principal balance                                                              59,726,645.72
                Class A-3 Interest Rate                                                                                6.65000%
                Current Class A-3 interest due                                                                      330,985.16
                Class A-3 interest accrued but not paid in prior periods                                                  0.00
                Total Class A-3 interest due                                                                        330,985.16
                Class A-3 interest carried forward                                                                        0.00

                Class A-3 interest distribution                                                                     330,985.16


Class A-4 Interest Schedule
- ---------------------------

                Opening Class A-4 principal balance                                                              67,262,695.00
                Class A-4 Interest Rate                                                                                6.79000%
                Current Class A-4 interest due                                                                      380,594.75
                Class A-4 interest accrued but not paid in prior periods                                                     -
                Total Class A-4 interest due                                                                        380,594.75
                Class A-4 interest carried forward                                                                           -

                Class A-4 interest distribution                                                                     380,594.75


Class B Interest Schedule
- -------------------------

                Opening Class B principal balance                                                                 2,889,195.95
                Class B Interest Rate                                                                                  6.88000%
                Current Class B interest due                                                                         16,564.72
                Class B interest accrued but not paid in prior periods                                                       -
                Total Class B interest due                                                                           16,564.72
                Class B interest carried forward                                                                             -

                Class B interest distribution                                                                        16,564.72

Class C Interest Schedule
- -------------------------

                Opening Class C principal balance                                                                 2,889,195.95
                Class C Interest Rate                                                                                  7.02000%
                Current Class C interest due                                                                         16,901.80
                Class C interest accrued but not paid in prior periods                                                       -
                Total Class C interest due                                                                           16,901.80
                Class C interest carried forward                                                                             -

                Class C interest distribution                                                                        16,901.80





Class D Interest Schedule
- -------------------------

                Opening Class D principal balance                                                                 4,622,713.40
                Class D  Interest Rate                                                                                 7.41000%
                Current Class D interest due                                                                         28,545.26
                Class D interest accrued but not paid in prior periods                                                    0.00
                Total Class D interest due                                                                           28,545.26
                Class D interest carried forward                                                                          0.00

                Class D interest distribution                                                                        28,545.26


Class E Interest Schedule
- -------------------------

                Opening Class E principal balance                                                                 2,311,356.38
                Class E  Interest Rate                                                                                 9.53000%
                Current Class E interest due                                                                         18,356.02
                Class E interest accrued but not paid in prior periods                                                    0.00
                Total Class E interest due                                                                           18,356.02
                Class E interest carried forward                                                                          0.00

                Class E interest distribution                                                                        18,356.02


Class A-1 Principal Schedule
- ----------------------------

                Class A-1 Maturity Date                                                                        January 6, 2001
     (i)        Opening Class A-1 principal balance                                                                       0.00
     (ii)       Aggregate outstanding principal of Notes plus Overcollateralization Balance                     139,701,802.40
     (iii)      ADCB as of last day of the Collection Period                                                    121,915,889.69
                Monthly Principal Amount ( (ii) - (iii) )                                                        17,785,912.71
     (iv)       Class A-1 Principal Payment Amount                                                                        0.00
                Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                            0.00
                Class A-1 Principal Payment Amount distribution                                                           0.00
                Principal carryforward Class A-1                                                                          0.00

                Class A-1 Principal Balance after current distribution                                                    0.00


Class A Principal Payment Amount
- --------------------------------

     (i)        Aggregate opening Class A-1, A-2, A-3 and A-4 Outstanding Principal Amount                      126,989,340.72
     (ii)       Class A Target Investor Principal Amount (94.0% * ending ADCB)                                  114,600,936.31
                Class A Principal Payment Amount                                                                 12,388,404.41
                Funds available for distribution after Class A-1 distribution                                     6,943,249.02


Class A-2 Principal Schedule
- ----------------------------

                Opening Class A-2 principal balance                                                                       0.00
                Class A-2  Principal Payment Amount                                                                       0.00
                Class A-2 Principal Payment Amount distribution                                                           0.00
                Principal carryforward Class A-2                                                                          0.00

                Class A-2 principal balance after current distribution                                                    0.00

Class A-3 Principal Schedule
- ----------------------------

                Opening Class A-3 principal balance                                                              59,726,645.72
                Class A-3 Principal Payment Amount                                                               12,388,404.41
                Class A-3 Principal Payment Amount distribution                                                   6,943,249.02
                Principal carryforward Class A-3                                                                 (5,445,155.39)

                Class A-3 principal balance after current distribution                                           52,783,396.70


Class A-4 Principal Schedule
- ----------------------------

                Opening Class A-4 principal balance                                                              67,262,695.00
                Class A-4 Principal Payment Amount                                                                        0.00
                Class A-4 Principal Payment Amount distribution                                                           0.00
                Principal carryforward Class A-4                                                                          0.00

                Class A-4 principal balance after current distribution                                           67,262,695.00


Class B Principal Schedule
- --------------------------

                Opening Class B principal balance                                                                 2,889,195.95
                Class B Target Investor Principal Amount (1.25% * ending ADCB)                                    1,523,948.62
                Class B Floor                                                                                     7,853,699.51
                Class B Principal Payment Amount due                                                                      0.00
                Class B Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class B                                                                            0.00

                Class B principal balance after current distribution                                              2,889,195.95


Class C Principal Schedule
- --------------------------

                Opening Class C principal balance                                                                 2,889,195.95
                Class C Target Investor Principal Amount (1.25% * ending ADCB)                                    1,523,948.62
                Class C Floor                                                                                     2,889,195.95
                Class C Principal Payment Amount due                                                                      0.00
                Class C Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class C                                                                            0.00

                Class C principal balance after current distribution                                              2,889,195.95


Class D Principal Schedule
- --------------------------

                Opening Class D principal balance                                                                 4,622,713.40
                Class D Target Investor Principal Amount (2.00% * ending ADCB)                                    2,438,317.79
                Class D Floor                                                                                     4,622,713.40
                Class D Principal Payment Amount due                                                                      0.00
                Class D Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class D                                                                            0.00

                Class D principal balance after current distribution                                              4,622,713.40

Class E Principal Schedule
- --------------------------

                Opening Class E principal balance                                                                 2,311,356.38
                Class E Target Investor Principal Amount (1.00% * ending ADCB)                                    1,219,158.90
                Class E Floor                                                                                     2,311,356.38
                Class E Principal Payment Amount due                                                                      0.00
                Class E Principal Payment Amount distribution                                                             0.00
                Principal carryforward Class E                                                                            0.00

                Class E principal balance after current distribution                                              2,311,356.38

Additional Principal Schedule
- -----------------------------

                Floors applicable (Yes/No)                                                                                 Yes
                Monthly Principal Amount                                                                         17,785,912.71
                Sum of Principal Payments payable on all classes                                                 12,388,404.41
                Additional Principal  payable                                                                     5,397,508.30
                Additional Principal available, if payable                                                                0.00

                Class A-1 Additional Principal allocation                                                                 0.00
                Class A-1 principal balance after current distribution                                                       -

                Class A-2 Additional Principal allocation                                                                 0.00
                Class A-2 principal balance after current distribution                                                       -

                Class A-3 Additional Principal allocation                                                                 0.00
                Class A-3 principal balance after current distribution                                           52,783,396.70

                Class A-4 Additional Principal allocation                                                                 0.00
                Class A-4 principal balance after current distribution                                           67,262,695.00

                Class B Additional Principal allocation                                                                   0.00
                Class B principal balance after current distribution                                              2,889,195.95

                Class C Additional Principal allocation                                                                   0.00
                Class C principal balance after current distribution                                              2,889,195.95

                Class D Additional Principal allocation                                                                   0.00
                Class D principal balance after current distribution                                              4,622,713.40

                Class E Additional Principal allocation                                                                   0.00
                Class E principal balance after current distribution                                              2,311,356.38


Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
- -------------------------------------------------------------------------

     (i)        Servicing Fee Percentage                                                                                  0.40%
     (ii)       ADCB of Contract Pool as of the 1st day of the Collection Period                                129,945,328.30
     (iii)      Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                           43,315.11
     (iv)       Servicing Fee accrued but not paid in prior periods                                                 657,123.01

                Total Servicing Fee due and accrued ( (iii) + (iv) )                                                700,438.12
                Servicing Fee carried forward                                                                       700,438.12

                Monthly Servicing Fee distributed                                                                         0.00


Reserve Fund Schedule
- ---------------------

                Initial ADCB                                                                                    365,558,126.61
                10% of Initial ADCB                                                                              36,555,812.66

                Outstanding Principal Amount of the Notes as of the preceding Distribution Date                 139,701,802.40

                ADCB as of the end of the Collection Period                                                     121,915,889.69
                Required Reserve Amount (beginning of the period aggregate note balances * 0.70%)                   977,912.62
                Prior month Reserve Fund balance                                                                  1,012,833.01
                Deposit to Reserve Fund - excess funds                                                                    0.00
                Interim Reserve Fund Balance                                                                      1,012,833.01
                Current period draw on Reserve Fund for Reserve Interest Payments                                         0.00
                Current period draw on Reserve Fund for Reserve Principal Payments                                   34,920.39
                Excess to Certificateholder                                                                               0.00
                Ending Reserve Fund balance                                                                         977,912.62


                Reserve Fund balance as a percentage of aggregate note balances as of the first day of the
                Collection Period                                                                                         0.80%
                Investment Earnings on Reserve Account                                                                1,680.16

Heller Equipment Asset Receivables Trust 1999-2
- --------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


                Class A-1
                ---------
                Class A-1 principal balance                              -
                Initial Class A-1 principal balance          93,400,101.00

                Note factor                                    0.000000000


                Class A-2
                ---------
                Class A-2 principal balance                           0.00
                Initial Class A-2 principal balance          77,498,323.00

                Note factor                                    0.000000000


                Class A-3
                ---------
                Class A-3 principal balance                  52,783,396.70
                Initial Class A-3 principal balance         105,463,520.00

                Note factor                                    0.500489617


                Class A-4
                ---------
                Class A-4 principal balance                  67,262,695.00
                Initial Class A-4 principal balance          67,262,695.00

                Note factor                                    1.000000000


                Class B
                -------
                Class B principal balance                     2,889,195.95
                Initial Class B principal balance             4,569,477.00

                Note factor                                    0.632281539


                Class C
                -------
                Class C principal balance                     2,889,195.95
                Initial Class C principal balance             4,569,477.00

                Note factor                                    0.632281539


                Class D
                -------
                Class D principal balance                     4,622,713.40
                Initial Class D principal balance             7,311,163.00

                Note factor                                    0.632281540


                Class E
                -------
                Class E principal balance                     2,311,356.38
                Initial Class E principal balance             3,655,581.00

                Note factor                                    0.632281539

Heller Equipment Asset Receivables Trust 1999-2
- ---------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations
Cumulative Loss Amount Schedule
- -------------------------------

     (i)        Outstanding Principal Amount of the Notes as of the preceding Distribution Date                 139,701,802.40
     (ii)       Overcollateralization Balance as of the preceding Distribution Date                                       0.00
     (iii)      Monthly Principal Amount                                                                         17,785,912.71
     (iv)       Available Amounts remaining after the payment of interest                                         6,908,328.63
      (v)       ADCB as of the end of the Collection Period                                                     121,915,889.69
                Cumulative Loss Amount                                                                           10,877,584.08


Class B Floor Calculation
- -------------------------

                Class B Floor percentage                                                                                 1.86%
                Initial ADCB                                                                                    365,558,126.61
                Cumulative Loss Amount for current period                                                        10,877,584.08
                Sum of Outstanding Principal Amount of Class C Notes, Class D Notes, Class E Notes and
                Overcollateralization Balance                                                                     9,823,265.73
                Class B Floor                                                                                     7,853,699.51


Class C Floor Calculation
- -------------------------

                Class C Floor percentage                                                                                 1.47%
                Initial ADCB                                                                                    365,558,126.61
                Cumulative Loss Amount for current period                                                        10,877,584.08
                Sum of Outstanding Principal Amount of Class D Notes, Class E Notes and
                Overcollateralization Balance                                                                     6,934,069.78
                Class C Floor                                                                                     2,889,195.95


Class D Floor Calculation
- -------------------------

                Class D Floor percentage                                                                                 1.09%
                Initial ADCB                                                                                    365,558,126.61
                Cumulative Loss Amount for current period                                                        10,877,584.08
                Sum of Outstanding Principal Amount of Class E Notes and Overcollateralization Balance            2,311,356.38
                Class D Floor                                                                                     4,622,713.40


Class E Floor Calculation
- -------------------------

                Class E Floor percentage                                                                                 4.65%
                Initial ADCB                                                                                    365,558,126.61
                Cumulative Loss Amount for current period                                                        10,877,584.08
                Overcollateralization Balance                                                                             0.00
                Class E Floor                                                                                     2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                                            Yes

An Event of Default has occurred  (Yes/No)                                                                                  No


10% Substitution Limit Calculation
- ----------------------------------

                ADCB as of the Cut-off Date:                                                                    365,558,126.61
                Cumulative DCB of Substitute Contracts replacing materially modified contracts                    2,337,681.79
                Percentage of Substitute Contracts replacing materially modified contracts                                0.01
                Percentage of Substitute Contracts replacing modified contracts exceeds 10% (Yes/No)                        No


5% Skipped Payment Limit Calculation
- ------------------------------------

                The percent of contracts with Skipped Payment modifications                                               0.01
                The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB (Yes/No)                            No
                Any Skipped Payments have been deferred later than January 1, 2006                                          No

Heller Equipment Asset Receivables Trust 1999-2
- -------------------------------------------------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data
Pool Data
- ---------
ADCB as of the first day of the Collection Period                                                               129,945,328.30
                Principal collections                                                                            (4,966,731.38)
                Prepayment Amounts                                                                               (1,541,936.22)
                Defaulted Contracts                                                                              (1,481,462.63)
                Change in payaheads                                                                                 (39,308.38)
                Other items including Substitutions and Repurchases                                                       0.00
ADCB as of the last day of the Collection Period                                                                121,915,889.69

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                     1,481,462.63
Number of Contracts that became Defaulted Contracts during the period                                                        7
Defaulted Contracts as a percentage of ADCB (annualized)                                                                14.58%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                        1,415,868.03
Number of Prepaid Contracts as of the last day of the Collection Period                                                     10

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                      0.00
Number of Substitute Contracts as of the last day of the Collection Period                                                   0

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                               0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                     0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                    313,795.48

Cumulative Servicer Advances paid by the Servicer                                                                19,200,464.55
Cumulative reimbursed Servicer Advances                                                                          19,200,464.55

Delinquencies and Losses                                   Dollars                               Percent
- ------------------------                                   -------                               -------

                Current                                109,619,903.70                             89.91%
                31-60 days past due                      7,583,270.20                              6.22%
                61-90 days past due                      3,367,182.54                              2.76%
                Over 90 days past due                    1,345,533.25                              1.10%
                Total                                  121,915,889.69                            100.00%

                31+ days past due                       12,295,985.99                             10.09%


     (i)        Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)                        20,671,016.15
     (ii)       Cumulative Recoveries realized on Defaulted Contracts                                             6,386,500.27
                Cumulative net losses to date  ( (i) - (ii) )                                                    14,284,515.88
                Cumulative net losses as a percentage of the initial ADCB                                                 3.91%